 PROSPECTUS SUPPLEMENT

NORTHERN FUNDS — FIXED INCOME FUNDS
SUPPLEMENT DATED MAY 21, 2008 TO PROSPECTUS DATED JULY 31, 2007

The following replaces the third paragraph under Fund Management on Page 28 of the Prospectus:

Effective April 15, 2008, the managers for the Global Fixed Income Fund are Ali K. Bleecker, Senior Vice President of Northern Trust, and David Blake, Vice President of Northern Trust. Ms. Bleecker and Mr. Blake have had such responsibility since April 2008. Ms. Bleecker, who joined Northern Trust in January, 2000, is currently the director of the Global and Short Duration Fixed Income Investment Management Divisions. Mr. Blake, who joined Northern Trust in January, 2003, is currently a senior portfolio manager and is responsible for short duration fixed-income management in Northern Trust’s London office.

50 South LaSalle P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FI SPT 5/08